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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 March 5, 1999

                      HERITAGE FINANCIAL CORPORATION
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   WASHINGTON                         0-29480                91-1857900
--------------------------------  -------------  ------------------------------
(State or other jurisdiction of    (Commission   IRS Employer Identification No.
       incorporation)              File Number)


                  205 Fifth Avenue S.W.
                       Olympia WA                                98501
         ----------------------------------------             ----------
        (Address of principal executive officers:             (Zip Code)


      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------
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ITEM 5 - OTHER EVENTS

On March 5, 1999, Heritage Financial Corporation completed its merger transaction with Washington Independent Bancshares, Inc. In the merger, Heritage issued 1,058,200 of its shares in exchange for all the outstanding shares and vested options to acquire shares of Washington Independent Bancshares, Inc. A copy of the news release regarding the completion of the merger transaction is attached.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements not applicable

     (b)  Pro forma financial information not applicable

     (c)  Exhibits:

          99 News Release issued by Heritage, dated March 5, 1999


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 10, 1999

                                        HERITAGE FINANCIAL CORPORATION


                                        By:  /s/ Donald V. Rhodes
                                           ------------------------------------
                                           Donald V. Rhodes
                                           Chairman, President and Chief
                                           Executive Officer